Exhibit 32.2

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (A) And (B) Of Section 1350, Chapter 63 Of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Terrence P. Gill, Chief Financial Officer of K-Sea General Partner GP LLC, as general partner of K-Sea General Partner L.P., the general partner of K-Sea Transportation Partners L.P. (the “Partnership”), hereby certify, to the best of my knowledge, that:

(1) The Partnership’s Quarterly Report on Form 10-Q for the period ended September 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 8, 2010	/s/ Terrence P. Gill
	Name:	Terrence P. Gill
	Title:	Chief Financial Officer